SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.

        The Company expects to release its second quarter 2003 financial results on Tuesday, August 5, 2003 after the market closes. At 8:30 a.m. Eastern Time on August 6, 2003, the Company’s management will hold a conference call to review the second quarter 2003 results along with their outlook for 2003. Details about accessing the expected release and conference call, each via the internet, are provided in a press release attached as Exhibit 99 to this Form 8-K, which is incorporated into this Item 9 by reference.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Oral statements made by individuals authorized to speak on behalf of PMA Capital Corporation (the “Company”) during the conference call that are not historical facts are forward-looking statements for purposes of safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available financial, competitive and economic data and our current operating plans based on assumptions regarding future events. The Company’s actual results could differ materially from those expected by the Company’s management. The factors that could cause actual results to vary materially, some of which are described with the forward-looking statements, include, but are not limited to:

o	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;

o

regulatory or tax changes, including changes in risk-based capital or other regulatory standards that affect the cost of, or demand for, the Company’s products or otherwise affect the ability of the Company to conduct its business;

o	competitive conditions that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;

o	ability to implement and maintain rate increases;

o	the effect of changes in workers’compensation statutes and their administration, which may affect the rates that we can charge and the manner in which we administer claims;

o	the Company’s ability to predict and effectively manage claims related to insurance and reinsurance policies;

o	the lowering or loss of one or more of the financial strength, claims paying or debt ratings of the Company and/ or its insurance subsidiaries;

o	adequacy of reserves for claim liabilities;

o	adverse property and casualty loss development for events the Company insured in prior years;

o	the uncertain nature of damage theories and loss amounts and the development of additional facts related to the attack on the World Trade Center;

o	uncertainty as to the price and availability of reinsurance on business we intend to write in the future, including reinsurance for terrorist acts;

o	adequacy and collectibility of reinsurance purchased by the Company;

o	severity of natural disasters and other catastrophes, including the impact of future acts of terrorism, in connection with insurance or insurance policies;

o	reliance on key management;

o	uncertainties related to possible terrorist activities or international hostilities; and

o	other factors disclosed from time to time in the Company’s most recent Forms 10-K, 10-Q and 8-K filed by the Company with the Securities and Exchange Commission.

Investors should not place undue reliance on any forward-looking statements. Unless otherwise stated, the Company disclaims any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: July 15, 2003	By: /s/ Albert D. Ciavardelli
Albert D. Ciavardelli
Vice President and Chief Accounting Officer

Exhibit Index

Number	Description	Method of Filing

(99)	Additional Exhibits:

99	PMA Capital Corporation news release dated July 15, 2003	Filed herewith.